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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of report: May 6, 2002
                        (date of earliest event reported)



                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)



                                    MARYLAND
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                 (State or other jurisdiction of incorporation)



         1-13274                                                22-3305147
--------------------------------------------------------------------------------
(Commission File No.)                                        (I.R.S. Employer
                                                             Identification No.)



                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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               (Address of Principle Executive Offices) (Zip Code)



                                 (908) 272-8000
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              (Registrant's telephone number, including area code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  99.1 First Quarter 2002 Supplemental Operating and Financial Data



   ITEM 9.  REGULATION FD DISCLOSURE

      For the quarter ended March 31, 2002, Mack-Cali Realty Corporation (the "Company") hereby makes available supplemental data regarding its operations. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

      The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MACK-CALI REALTY CORPORATION



   Date:  May 6, 2002               By: /s/ BARRY LEFKOWITZ
                                       ---------------------
                                            Barry Lefkowitz
                                            Executive Vice President &
                                            Chief Financial Officer

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                                  EXHIBIT INDEX



   Exhibit        Document
   -------        --------

   99.1           First Quarter 2002 Supplemental Operating and Financial Data